UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2020

NAPCO SECURITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701

(Address of principal executive offices)

Registrant's telephone number, including area code (631) 842-9400

____________________________________________________

(Former name and former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NSSC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2020 annual meeting of the shareholders of Napco Security Technologies, Inc. (the “Company”) was held on December 8, 2020. Matters voted on at the annual meeting and the results thereof were as follows:

Proposal 1: Election of directors. The following individuals were elected to the Company’s Board of Directors to hold office until the Annual Meeting after the 2023 fiscal year.

	For	Withheld	Broker Non-Votes
Andrew J. Wilder	13,696,770	1,402,480	1,960,740
Robert A. Ungar	13,916,155	1,183,095	1,960,740

Proposal 2: Ratification of the selection of Baker Tilly US LLP as the Company’s independent registered public accountants for fiscal 2021.

For	Against	Abstain
16,866,712	159,312	33,966

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-under duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date:	December 8, 2020	By:	/s/ Kevin S. Buchel
Kevin S. Buchel
Senior Vice President and Chief Financial Officer